EXHIBIT 10.1

FIFTH AMENDMENT TO

REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT

This Fifth Amendment Agreement to Revolving Credit, Guaranty and Security Agreement (this “Agreement”) is dated as of January 13, 2016 (the “Effective Date”), by and between ULTRALIFE CORPORATION, a corporation organized under the laws of the State of Delaware (“Borrower”), and PNC BANK, NATIONAL ASSOCIATION (“Lender”).

WHEREAS, Borrower and Lender are party to a Revolving Credit, Guaranty and Security Agreement dated as of May 24, 2013 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower and Lender desire to amend the Credit Agreement to modify certain provisions thereof; and

WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement, except to the extent such term is otherwise defined herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower and Lender agree as follows:

1. Section 1.2 of the Credit Agreement is hereby amended to insert the following new definitions thereto in the appropriate alphabetical order:

“Accutronics” shall mean Accutronics Ltd., a company organized under the laws of England and Wales.

“Accutronics Acquisition” shall mean the acquisition by Ultralife UK Holdco of all of the Equity Interests of Accutronics from Accutronics Seller, and the consummation of the other transactions contemplated to occur under or pursuant to the Accutronics Acquisition Documents.

“Accutronics Acquisition Agreement” shall mean the Share Purchase Agreement dated on or about the Fifth Amendment Closing Date, among Accutronics Seller and Ultralife UK Holdco, together with all exhibits and schedules thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Accutronics Acquisition Documents” shall mean the Accutronics Acquisition Agreement, and each other document, instrument or agreement executed or delivered in connection with the Accutronics Acquisition, as each may be amended, modified, supplemented or restated from time to time.

“Accutronics Seller” shall mean Robert Andrew Phillips and the other sellers listed on Schedule 1 of the Accutronics Acquisition Agreement.

“Fifth Amendment Closing Date” shall mean January 13, 2016.

“Ultralife UK Holdco” shall mean Ultralife UK Limited, a company organized under the laws of England and Wales.

2. Section 2.21 of the Credit Agreement is hereby amended to delete subpart (a) therefrom in its entirety and to insert in place thereof the following:

(a) Borrower shall apply the proceeds of Advances to (i) repay existing indebtedness of Borrower, (ii) pay fees and expenses relating to the transactions contemplated by this Agreement, (iii) fund a portion of the Accutronics Acquisition, (iv) fund Permitted Acquisitions and Capital Expenditures (but without regard to the exclusion in the first parenthetical in the definition thereof), (v) provide for its working capital needs and (vi) reimburse drawings under Letters of Credit

3. The Credit Agreement is hereby amended to delete Section 5.17 therefrom in its entirety and to insert in place thereof the following:

5.17 Disclosure. No representation or warranty made (x) to the best of Borrower’s knowledge, by the Accutronics Seller under the Accutronics Acquisition Documents or (y) by any Credit Party in this Agreement, any Other Document, or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not materially misleading. There is no fact known to any Credit Party or which reasonably should be known to such Credit Party which such Credit Party has not disclosed to Lender in writing with respect to the transactions contemplated by this Agreement or the Accutronics Acquisition Documents which could reasonably be expected to have a Material Adverse Effect.

4. The Credit Agreement is hereby amended to delete Section 5.19 therefrom in its entirety and to insert in place thereof the following:

5.19 Acquisition Documents. Lender has received true and complete copies of the material Accutronics Acquisition Documents (including all schedules and exhibits delivered in connection with any of the foregoing), and all amendments to any of the foregoing, and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Lender. All of the transactions contemplated to occur under the Accutronics Acquisition Documents on or before the Fifth Amendment Closing Date have been consummated pursuant to the terms thereof in all material respects, no party to any of the Accutronics Acquisition Documents has waived the fulfillment of any material condition precedent set forth therein without Lender’s written consent, and no party has failed to perform any of its material obligations thereunder.

5. Section 7.1 of the Credit Agreement is hereby amended to delete subpart (a) therefrom in its entirety and to insert in place thereof the following:

(a)                Enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or Equity Interests of any Person or permit any other Person to consolidate with or merge with it, except the Accutronics Acquisition and except Permitted Acquisitions; provided, however, that in the event Borrower asks Lender to consider consenting to any Acquisition (other than a Permitted Acquisition) then Lender agrees (i) to give such request all due consideration, as determined by Lender in its Permitted Discretion, and (ii) not to unreasonable delay its decision with respect to such request.

6. The Credit Agreement is hereby amended to delete Section 7.4 therefrom in its entirety and to insert in place thereof the following:

7.4 Investments. Purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, other than Permitted Investments, the Accutronics Acquisition and Permitted Acquisitions.

7. Section 7.9 of the Credit Agreement is hereby amended to insert the following new sentence thereto:

Ultralife UK Holdco shall not engage in any business or activity other than the holding of Equity Interests of Accutronics and any activity reasonably related or incidental thereto and the maintenance of its existence or the maintenance of Accutronics’ existence.

8. The Credit Agreement is hereby amended to delete Section 7.12 therefrom in its entirety and to insert in place thereof the following:

7.12 Subsidiaries; Partnerships; Joint Ventures. Form any Subsidiary (other than (i) Borrower forming Ultralife UK Holdco in connection with the Accutronics Acquisition and (ii) a Subsidiary, the formation of which shall have been consented to in advance in writing by Lender and which shall have satisfied certain conditions precedent as may be required by Lender in its Permitted Discretion), or enter into any partnership, joint venture or similar arrangement.

9. Article VII of the Credit Agreement is hereby amended to insert the following new Section thereto:

7.21 Amendments to Acquisition Documents. Enter into any material amendment, waiver or modification of the Accutronics Acquisition Documents.

10. As a condition precedent to the effectiveness of this Agreement:

(a)                Lender shall have received an executed counterpart original hereof;

(b)               Lender shall have received the fully executed Pledge Agreement executed by Borrower with respect to the Equity Interests of Ultralife UK Holdco (the “UK Share Charge”), together with the delivery of share certificates (or control agreements), appropriate stock powers (or equivalent), and such other documents in connection therewith as Lender shall reasonably request, each in form and substance satisfactory to Lender;

(c)                Borrower shall have delivered to Lender an officer’s certificate certifying (i) the names of the officers of Borrower authorized to sign this Fifth Amendment Agreement, the UK Share Charge and all other documents, agreements, instruments or writings executed in connection with this Fifth Amendment Agreement (collectively, the “Amendment Documents” and each individually an “Amendment Document”), together with the true signatures of such officers, (ii) the resolutions of the board of directors of Borrower evidencing approval of the execution and delivery of the Amendment Documents to which Borrower is a party, (iii) the articles of incorporation (or equivalent organizational document) of Borrower, having been certified, not more than ten (10) days prior to this Agreement, by the Secretary of State of the jurisdiction under which Borrower is organized, and (iv) the bylaws (or equivalent governance documents) of Borrower;

(d)               Lender shall have received final executed copies of the Accutronics Acquisition Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all material amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof, in each case having been certified by an Authorized Officer of Borrower as true and correct;

(e)                Borrower shall have delivered to Lender revised schedules to the Credit Agreement giving effect to the Accutronics Acquisition, in form and substance satisfactory to Lender; and

(f)                Borrower shall pay all reasonable out-of-pocket legal fees and expenses of Lender incurred in connection with this Agreement.

11. Borrower hereby represents and warrants to Lender that as of the Effective Date: (a) Borrower has the legal power and authority to execute and deliver this Agreement and each other Amendment Documents to which Borrower is a party; (b) the officers, managers, or members, as the case may be, executing the Amendment Documents have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions thereof; (c) the execution and delivery hereof by Borrower of the Amendment Documents and the performance and observance by Borrower of the provisions thereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of the Amendment Documents or by the performance or observance of any provision thereof; (e) Borrower has no claim or offset against, or defense or counterclaim to, any of Borrower’s obligations or liabilities under the Credit Agreement, the Other Documents or any document related thereto or otherwise with respect to the Obligations; and (f) the Amendment Documents constitute the valid and binding obligation of Borrower, enforceable in accordance with their respective terms.

12. In consideration of this Agreement, Borrower hereby waives and releases Lender and its representatives, shareholders, directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Borrower is aware or unaware as of the Effective Date, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

13. Each reference that is made in the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The Amendment Documents shall each constitute “Other Documents” as defined in the Credit Agreement. Borrower hereby reaffirms its obligations under the Credit Agreement and each Other Document to which it is a party, as any of them may from time to time be amended, restated or otherwise modified, and further agrees that the Credit Agreement and each Other Document shall, except to the extent modified herein, remain in full force and effect following the execution and delivery of this Agreement and all documents being executed and delivered in connection herewith.

14. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by electronic signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

15. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

16. BORROWER AND LENDER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER AND LENDER.

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The parties have executed this Agreement as of the date first written above.

BORROWER:

ULTRALIFE CORPORATION By: /s/ Philip A. Fain Print Name: Philip A. Fain Its: CFO and Treasurer

 LENDER:

PNC BANK, NATIONAL ASSOCIATION By: /s/Kevin Rich Kevin Rich, Vice President